Basic and diluted loss per share	6 Months Ended
Jun. 30, 2023
Basic and diluted loss per share [Abstract]
Basic and diluted loss per share
7. Basic and diluted loss per share

	For the three months ended June 30,		For the six months ended June 30,
	2023	2022	2023	2022
Loss for the period (£’000s)	(14,077)	(6,121)	(30,774)	(22,249)
Basic and diluted weighted average number of shares	48,694,047	43,935,837	48,440,318	43,901,011
Basic and diluted loss per share (£)	(0.29)	(0.14)	(0.64)	(0.51)

Basic and diluted loss per share is calculated by dividing the loss for the period attributable to the equity holders of the Group by the weighted average number of ordinary shares outstanding during the period, including ordinary shares represented by ADSs. Outstanding share options are considered to be anti-dilutive as they would decrease the loss per share and are, therefore, excluded from the calculation of diluted loss per share.